Exhibit 10.1(b)

EXECUTION VERSION

CONSENT AND FIRST AMENDMENT

THIS CONSENT AND FIRST AMENDMENT (this “Consent and Amendment”), dated as of June 8, 2009, by and among LOUISIANA-PACIFIC CORPORATION, a Delaware corporation (the “Company”), the U.S. Subsidiaries of the Company listed on the signature pages hereto (together with the Company, the “U.S. Borrowers”), the Canadian Subsidiaries of the Company listed on the signature pages hereto (the “Canadian Borrowers” and together with the U.S. Borrowers, the “Borrowers”), the Lenders party to the Loan and Security Agreement referenced below (the “Lenders”) and BANK OF AMERICA, N.A., as Agent (the “Agent”) for the Lenders.

STATEMENT OF PURPOSE

The Borrowers, the Lenders and the Agent are parties to that certain Loan and Security Agreement dated as of March 10, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

The Borrowers have informed the Agent that the Borrowers have entered into a non-binding letter of intent to sell all of the real and personal property constituting the Borrower’s plant located at 5 Meadowcraft Parkway, Selma, Alabama 37601-1812 (the “Selma Plant”) to Alliance Technology Group (the “Buyer”) for an aggregate purchase price of approximately $10,750,000.00 (but in any event not less than $9,000,000.00) (the “Purchase Price”).

The Purchase Price is payable by payment of (a) at least $4,000,000.00 in immediately available funds at closing, (b) a promissory note made by Buyer in an amount not to exceed $5,000,000.00 such amount payable to the order of the Company with a maturity date on or before December 31, 2009 (the “2009 Note”), which 2009 Note shall be secured by an irrevocable standby letter of credit with a face amount equal to the principal amount of the 2009 Note naming the Company as beneficiary (the “Letter of Credit”), and (c) a promissory note made by Buyer in an amount not to exceed $1,750,000.00 payable to the order of the Company, with interest at 9.00% per annum and with a maturity date no later than twelve (12) months following the date of the promissory note (the “12 Month Note”) (such proposed sale of the Selma Plant for the Purchase Price upon the terms set forth in this paragraph being hereafter referred to as the “Proposed Sale”).

Section 10.1 of the Loan Agreement provides that at least ninety percent 90% of the consideration received by the Borrowers for any sale or disposition permitted pursuant to Section 10.1(c), (d), (f) or (h) through and including (p) of the Loan Agreement shall be in the form of cash or Cash Equivalents.

Section 10.4(p) of the Loan Agreement provides that promissory notes received as partial payment of the total consideration for any sale or other disposition permitted by Section 10.1(c), (d), (f) or (h) through and including (p) of the Loan Agreement shall not exceed ten percent (10%) of the total consideration received for such sale or other disposition.

The Borrowers have requested that the Agent and the Required Lenders consent to the Proposed Sale notwithstanding the provisions of Section 10.1 and 10.4(p) of the Loan Agreement to the contrary.

The Borrowers have also requested that the Agent and the Required Lenders amend Section 5.2(d) of the Loan Agreement and Schedule 10.3 of the Loan Agreement, as more particularly set forth herein.

The Agent and the Required Lenders have agreed to (i) consent to the Proposed Sale and to the above-described waiver, and (ii) the amendment of Section 5.2(d) of the Loan Agreement and Schedule

10.3 of the Loan Agreement described in this Consent and Amendment, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1 Capitalized Terms. All capitalized undefined terms used in this Consent and Amendment (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Loan Agreement.

SECTION 2 Consent. Subject to and in accordance with the terms and conditions set forth herein, and effective on and after the Consent Effective Date (as defined below) the Agent and the Required Lenders hereby consent to the sale of the Selma Plant by the Borrowers to the Buyer for the Purchase Price in accordance with the terms of the Proposed Sale, notwithstanding any provision of the Loan Documents to the contrary.

SECTION 3 Amendments. Effective on (and subject to the occurrence of) the Amendment Effective Date (as hereinafter defined), the Loan Agreement shall be amended as follows:

(a) Section 5.2(d) of the Loan Agreement shall be amended and restated as follows:

(d) No Loan Party has any deposit accounts as of the Closing Date, except as set forth in Schedule 8.10. Subject to Section 6.3(a), Loan Parties shall not, directly or indirectly, after the Closing Date open, establish or maintain any deposit account (other than any Excluded Deposit Account, as defined below) unless on or before the opening of such deposit account, such Loan Party shall deliver to Agent a Deposit Account Control Agreement with respect to such deposit account duly authorized, executed and delivered by such Loan Party and the bank at which such deposit account is opened and maintained or arrange for Agent to become the customer of the bank with respect to the deposit account on terms and conditions acceptable to Agent. The terms of this subsection (d) shall not apply to (i) deposit accounts specifically and exclusively used for, payroll, payroll taxes, trust funds and other employee wage and benefit payments to or for the benefit of any Loan Party’s salaried employees, (ii) Other Investment Deposits, (iii) such other deposit accounts which, individually or in the aggregate, do not at any time have more than $5,000,000 on deposit therein and (iv) deposit accounts at Bank of America, N.A., Royal Bank of Canada (or any other bank which prohibits establishment of control agreements on deposit accounts) which are payment disbursement accounts which are used solely and exclusively as payment disbursement accounts in the ordinary course of any Loan Party’s business and which do not directly receive any credits, transfers or deposits except from a collection or concentration account of a Loan Party (each, a “Disbursement Account”); provided that balances of funds from time to time contained in such Disbursement Accounts correspond to then pending payments owing by a Loan Party in the ordinary course of business or constitute pre-funding requirements of such bank with respect to such Disbursement Account and; further provided, that in the event that Excess Liquidity shall at any time be less than $100,000,000, (x) the aggregate amount of funds in Disbursement Accounts not subject to a Deposit Account Control Agreement and not held at Bank of America, N.A. shall not exceed $15,000,000 at any time and (y) such Disbursement Accounts shall be maintained only at banks which are Lenders under this Agreement (each such deposit account described in clauses (i) through (iv), an “Excluded Deposit Account”).

(b) Schedule 10.3 of the Loan Agreement shall be amended by deleting existing item 1 listed on Schedule 10.3 of the Loan Agreement and replacing it with the following:

“1. Existing Notes (as defined in the Agreement)”

SECTION 4 Effectiveness.

(a) Consent Effective Date. This Consent and Amendment shall become effective with respect to the Agent and Required Lenders’ consent to the Proposed Sale on the date upon which each of the following conditions is satisfied (such date, the “Consent Effective Date”):

(i) This Consent and Amendment. The Agent shall have received counterparts of this Consent and Amendment duly executed by each of the Borrowers, the Agent and Lenders constituting Required Lenders.

(ii) Purchase Agreement. The Agent shall have received a copy of the final purchase agreement for the Proposed Sale, together with all exhibits and schedules thereto and any related documents, including, without limitation, copies of all final promissory notes related to the Proposed Sale.

(iii) Noteholder Consent. The Borrowers shall have obtained and delivered to Agent any necessary consents of the Senior Noteholders required under the Senior Note Indenture, the Intercreditor Agreement or related instruments and documents or the Intercreditor Agreement.

(iv) Compliance with Intercreditor Agreement. The Borrowers shall have complied with all of the terms and conditions of the Intercreditor Agreement with respect to the Proposed Sale and the disposition of the proceeds thereof.

(v) Other Documents. The Agent shall have received any other documents or instruments reasonably requested by the Agent in connection with the execution of this Consent and Amendment.

(b) Amendment Effective Date. This Consent and Amendment shall become effective with respect to the amendment described in Section 3 on the date upon which each of the following conditions is satisfied (such date, the “Amendment Effective Date”):

(i) This Consent and Amendment. The Agent shall have received counterparts of this Consent and Amendment duly executed by each of the Borrowers, the Agent and Lenders constituting Required Lenders.

(ii) Noteholder Consent. The Borrowers shall have obtained and delivered to Agent any necessary consents of the Senior Noteholders required under the Senior Note Indenture, the Intercreditor Agreement or related instruments and documents or the Intercreditor Agreement.

(iii) Compliance with Intercreditor Agreement. The Borrowers shall have complied with all of the terms and conditions of the Intercreditor Agreement with respect to the amendments described in Section 3.

(iv) Other Documents. The Agent shall have received any other documents or instruments reasonably requested by the Agent in connection with the execution of this Consent and Amendment.

SECTION 5 Deliveries.

(a) Delivery of 2009 Note and 12 Month Note. On the date of the consummation of the Proposed Sale (the “Selma Closing Date”), the Borrowers shall deliver to The Bank of New York Mellon Trust Company, N.A., as collateral agent under the Senior Notes Indenture (the “Senior Notes Collateral Agent”) the fully executed original 2009 Note and the fully executed original 12 Month Note accompanied by instruments of transfer or assignment in favor of the Agent in form and substance acceptable to the Agent, executed in blank.

(b) Assignment of $5,000,000 Letter of Credit. On the Selma Closing Date, the Borrowers will deliver to the Senior Notes Collateral Agent an assignment, in form and substance acceptable to the Senior Notes Collateral Agent, of the Letter of Credit Rights of the Borrowers with respect to the Letter of Credit, together with the written consent of the issuer of the Letter of Credit to such assignment and payment by the issuer of the letter of credit proceeds under the Letter of Credit directly to the Senior Notes Collateral Agent. Additionally, on the Selma Closing Date, the Borrowers will deliver to the Agent evidence acceptable to the Agent that the Senior Notes Collateral Agent has been named transferee beneficiary of the Letter of Credit.

SECTION 6 Limited Effect. Except as expressly provided herein, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Consent and Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Loan Agreement or any other Loan Document or a waiver of any Default or Event of Default, (b) to prejudice any right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with any Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Loan Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Agent, or any of them, under or with respect to any such documents.

SECTION 7 Representations and Warranties. Each Borrower represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Consent and Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Consent and Amendment, (c) this Consent and Amendment has been duly executed and delivered on behalf of such Borrower, (d) this Consent and Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, (e) each of the representations and warranties made by such Borrower in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.

SECTION 8 Acknowledgement and Reaffirmation. By its execution hereof, each Borrower hereby expressly (a) consents to this Consent and Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Loan Agreement and the other Loan Documents to which it is a party and (c) acknowledges that its respective covenants, representations, warranties and other obligations set forth in the Loan Agreement and the other Loan Documents to which it is a party remain in full force and effect.

SECTION 9 Costs and Expenses. The Borrowers agree to pay in accordance with Section 9.11 of the Loan Agreement all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Consent and Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

SECTION 10 Execution in Counterparts. This Consent and Amendment may be executed by one or more of the parties to this Consent and Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Consent and Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 11 Governing Law. The validity, interpretation and enforcement of this Consent and Amendment shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

SECTION 12 Entire Agreement. This Consent and Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

SECTION 13 Successors and Assigns. This Consent and Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

U.S. BORROWERS:	LOUISIANA-PACIFIC CORPORATION

	By:	/s/ CURT M. STEVENS
	Name:	Curt M. Stevens
	Title:	Executive Vice President, Administration, and Chief Financial Officer

GREENSTONE INDUSTRIES, INC.

	By:	/s/ MARK G. TOBIN
	Name:	Mark G. Tobin
	Title:	Treasurer

KETCHIKAN PULP COMPANY

	By:	/s/ MARK G. TOBIN
	Name:	Mark G. Tobin
	Title:	Treasurer

LOUISIANA-PACIFIC INTERNATIONAL, INC.

	By:	/s/ MARK G. TOBIN
	Name:	Mark G. Tobin
	Title:	Treasurer

LPS CORPORATION

	By:	/s/ MARK G. TOBIN
	Name:	Mark G. Tobin
	Title:	Treasurer

CANADIAN BORROWERS:	3047525 NOVA SCOTIA COMPANY

	By:	/s/ MARK G. TOBIN
	Name:	Mark G. Tobin
	Title:	Vice President and Treasurer

3047526 NOVA SCOTIA COMPANY

	By:	/s/ MARK G. TOBIN
	Name:	Mark G. Tobin
	Title:	Vice President and Treasurer

LOUISIANA-PACIFIC LIMITED PARTNERSHIP By: 3047525 Nova Scotia Company, its General Partner

	By:	/s/ MARK G. TOBIN
	Name:	Mark G. Tobin
	Title:	Vice President and Treasurer

LOUISIANA-PACIFIC CANADA LTD.

	By:	/s/ MARK G. TOBIN
	Name:	Mark G. Tobin
	Title:	Treasurer

LOUISIANA-PACIFIC (OSB) LTD.

	By:	/s/ MARK G. TOBIN
	Name:	Mark G. Tobin
	Title:	Treasurer

LOUISIANA-PACIFIC CANADA PULP CO.

By:	/s/ MARK G. TOBIN
Name:	Mark G. Tobin
Title:	Treasurer

LOUISIANA-PACIFIC CANADA SALES ULC

By:	/s/ MARK G. TOBIN
Name:	Mark G. Tobin
Title:	Vice President and Treasurer

AGENT AND LENDERS:	BANK OF AMERICA, N.A., as Agent and Lender

By:
Name:
Title:

ROYAL BANK OF CANADA, as Lender

By:
Name:
Title: